LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of the date set forth on the signature page below, between RCI HOSPITALITY HOLDINGS, INC., a Texas corporation (“Rick’s”) and DUNCAN BURCH, an individual, at 1418 Dudley Drive, Carrollton, Dallas County, Texas 75007 (“Burch”).

RECITALS:

    WHEREAS, Burch entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with a wholly owned subsidiary of Rick’s (the “Rick’s Subsidiary”) pursuant to which the Rick’s Subsidiary acquired from Burch certain real property located in Tarrant County, Harris County and Dallas County, Texas (the “Property”);

    WHEREAS, as part of the purchase price paid pursuant to the Purchase Agreement, Rick’s Subsidiary caused to be issued 200,000 restricted shares of common stock, par value $0.01, of Rick’s (the “Rick’s Shares”) to Burch;

    WHEREAS, Burch is entitled to receive the Rick’s Shares upon the date of closing of the Purchase Agreement (the “Closing Date”), which is conditioned upon, among other things, the execution and delivery of this Agreement;

    WHEREAS, Burch has agreed to enter into this Agreement to restrict the Transfer (defined below) of the Rick’s Shares, all on the terms set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Burch may not sell, pledge, hypothecate, grant a security interest in, transfer, assign, convey, or in any other manner dispose of (“Transfer”) the Rick’s Shares (the “Transfer Restriction”) except in compliance with this Agreement.

2.Burch may Transfer, and the Transfer Restriction shall expire with respect to, the Rick’s Shares in accordance with the following schedule:

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No. of Rick’s Shares	Date Transfer Restriction Expires
10,527	6 months after the Closing Date
10,527	7 months after the Closing Date
10,527	8 months after the Closing Date
10,527	9 months after the Closing Date
10,527	10 months after the Closing Date
10,526	11 months after the Closing Date
10,526	12 months after the Closing Date
10,526	13 months after the Closing Date
10,526	14 months after the Closing Date
10,526	15 months after the Closing Date
10,526	16 months after the Closing Date
10,526	17 months after the Closing Date
10,526	18 months after the Closing Date
10,526	19 months after the Closing Date
10,526	20 months after the Closing Date
10,526	21 months after the Closing Date
10,526	22 months after the Closing Date
10,526	23 months after the Closing Date
10,526	24 months after the Closing Date

Burch acknowledges that the certificates representing the Rick’s Shares will contain certain restrictive legends reflecting this resale restriction.

3.Notwithstanding Section 2, beginning on the date that is six months after the Closing Date, Burch may Transfer all or any portion of the Rick’s Shares still subject to the Transfer Restriction, provided that the transferee executes a written agreement with Rick’s to be bound by terms and conditions that are substantially similar to the restrictions herein.

4.The Transfer Restrictions are in addition to all other restrictions on transfer imposed by applicable federal and state securities laws, rules, and regulations, including Rule 144 of the Securities Act of 1933, as amended (the “Act”). Any Transfer permitted hereunder must comply with the Act and other applicable securities laws.

5.Burch shall not engage in any short selling of shares of Rick’s common stock until the Transfer Restrictions in Section 2 have expired with respect to all of the Rick’s Shares held by Burch; provided, however that this Section 5 shall not apply to any actions taken which are related to a hedge transaction (including associated lending transactions) or margin loan facility in which Burch pledges, hypothecates, or otherwise grants a security interest in or to Rick’s Shares no longer subject to the Transfer Restriction.

6.The Rick’s Shares covered by this Agreement shall be correspondingly adjusted should Rick’s undergo a forward split, a reverse split, pay a dividend in shares of its common stock, or otherwise materially adjust or reclassify its shares of common stock.
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7.Except as otherwise provided in this Agreement or any other agreements between the parties, Burch shall be entitled to its beneficial rights of ownership of the Rick’s Shares, including the right to vote the Rick’s Shares for any and all purposes.

8.    Burch acknowledges that stock transfer restrictions and/or stock legends will be placed on the certificates representing the Rick’s Shares to enforce the provisions of this Agreement.

9.In the event that Rick’s files or permits or causes to be filed a resale registration statement with the Securities & Exchange Commission (the “SEC”) for the resale of shares of its common stock by other shareholders owning Rick’s common stock, other than on a Form S-4, Form S-8, or Form S-3 shelf registration statement filed for any offering except as described under I.B.3. of Form S-3, Rick’s shall, and hereby does, grant piggy-back registration rights to Burch to register for re-sale the Rick’s Shares and, upon such registration, the Transfer Restrictions shall expire.

10.Acquisition of Stock for Investment. Burch hereby represents and warrants to Rick’s and Rick’s Subsidiary the following as of the Closing Date:

a.Burch understands that the issuance of the Rick’s Shares to Burch will not have been registered under the Act, or any state securities laws, and accordingly, are restricted securities, and Burch’s present intention is to receive and hold the Rick’s Shares for investment only and not with a view to the distribution or resale thereof.

b.Additionally, Burch understands that any sale of any of the Rick’s Shares issued under current law, will require either (i) the registration of the Rick’s Shares under the Act and applicable state securities laws; (ii) compliance with Rule 144 under the Act; or (iii) the availability of an exemption from the registration requirements of the Act and applicable state securities laws.

c.Burch acknowledge and represent that he is an “accredited investor” as that term is defined in Rule 5.01(a) of Regulation D promulgated under the Act.

d.To assist in implementing the above provisions, Burch hereby consents to the placement of the legend set forth below, or a substantially similar legend, on all certificates representing ownership of the Rick’s Shares acquired hereby until the Rick’s Shares have been sold, transferred, or otherwise disposed of, pursuant to the requirements hereof. The legend shall read substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT, ARE RESTRICTED AS TO TRANSFERABILITY, AND MAY NOT BE SOLD, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

e.Burch understands and agrees that Rick’s may notify its transfer agent of this Agreement and the limitation on the number of Rick’s Shares that may be sold in any given month in accordance with the terms and conditions of this Agreement.

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11.Burch’s Access to Information. Burch hereby confirms and represents that he: (a) have received (i) a copy of Rick’s Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the year ended September 30, 2022; (ii) a copy of Rick’s Form 14A filed with the SEC on July 11, 2022; (iii) a copy of Rick’s Form S-3 filed with the SEC on May 14, 2021, which went effective on June 3, 2021; (iv) a copy of the Form 10-Q filed with the SEC on February 9, 2023; (v) a copy of the Form 8-K’s filed with the SEC on October 12, 2022, November 2, 2022, December 14, 2022, December 14, 2022, December 15, 2022, January 11, 2023, January 13, 2023, January 27, 2023 and February 9, 2023; (b) has been afforded the opportunity to ask questions of and receive answers from representatives of Rick’s concerning the business and financial condition, properties, operations and prospects of Rick’s; (c) has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of the transactions contemplated hereby; (d) has had an opportunity to engage and is represented by an attorney of his choice; (e) has had an opportunity to negotiate the terms and conditions of this Agreement; (f) has been given adequate time to evaluate the merits and risks of the transactions contemplated hereby; and (g) has been provided with and given an opportunity to review all current information about Rick’s.

12.The party who fails to fully adhere to the terms and conditions of this Agreement shall be liable to every other party for any damages suffered by any party by reason of such breach of the terms and conditions hereof. Burch agrees that in the event of a breach of any of the terms and conditions of this Agreement by Burch, that in addition to all other remedies that may be available in law or in equity to Rick’s, a preliminary and permanent injunction and an order of a court requiring Burch to cease and desist from violating the terms and conditions of this Agreement and specifically requiring Burch to perform its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent, or amount of damages that Rick’s may suffer as a result of any breach or continuation thereof. In the event of default hereunder, the non-defaulting party shall be entitled to recover its reasonable attorney's fees incurred in the enforcement of this Agreement.

13.This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.

14.This Agreement shall be governed by and construed in accordance with the laws of the State of Texas; and all of the parties hereto agree that any action based upon this Agreement may be brought in the federal or state courts located in Harris County, Texas only, and each submits itself to the jurisdiction of such courts for all purposes hereunder.

15.This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.

Dated: March 16, 2023

                        RCI HOSPITALITY HOLDINGS, INC.

                        By:    /s/ Eric Langan_______________________
                            Eric Langan, President

                        By:    /s/ Duncan Burch _____________________
                            Duncan Burch, Individually

Number of Rick’s Shares Subject to this Agreement:

200,000

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